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                                                                    EXHIBIT 24.1


                           DIRECTOR AND/OR OFFICER OF
                           NEXTEL COMMUNICATIONS, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY

         The undersigned director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints John S. Brittain, Jr., Leonard J. Kennedy and Timothy M. Donahue, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him or her and in his or her name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statements on Form S-3 relating to the registration of the Company's 6% Convertible Senior Notes due 2011 and the underlying shares of Class A Common Stock, par value $.001 per share, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                       EXECUTED as of September 10, 2001.

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
  /s/ TIMOTHY M. DONAHUE
------------------------                                                ------------------------------------------
Timothy M. Donahue                                                      John S. Brittain, Jr.
Chief Executive Officer, President and Director (Principal              Vice President and Chief Financial Officer (Principal
Executive Officer)                                                      Financial Officer)

  /s/ WILLIAM E. CONWAY, JR.                                              /s/ MORGAN E. O'BRIEN
----------------------------                                            -----------------------
William E. Conway, Jr.                                                  Morgan E. O'Brien
Chairman of the Board and Director                                      Vice Chairman of the Board and Director

  /s/ WILLIAM G. ARENDT
------------------------
William G. Arendt                                                         /s/ CRAIG O. McCAW
                                                                        --------------------
Vice President and Controller (Principal Accounting                     Craig O. McCaw
Officer)                                                                Director

  /s/ KEITH J. BANE                                                       /s/ DANIEL F. AKERSON
-------------------                                                     -----------------------
Keith J. Bane                                                           Daniel F. Akerson
Director                                                                Director

  /s/ FRANK M. DRENDEL                                                    /s/ JANET HILL
----------------------                                                  ----------------
Frank M. Drendel                                                        Janet Hill
Director                                                                Director

  /s/ DENNIS M. WEIBLING                                                  /s/ WILLIAM E. KENNARD
------------------------                                                ------------------------
Dennis M. Weibling                                                      William E. Kennard
Director                                                                Director
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